SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS
 OF WELLS FARGO WEALTHBUILDER FUNDS
 For the Wells Fargo WealthBuilder Equity Fund (formerly Wells Fargo WealthBuilder Tactical Equity Portfolio) (the "Fund")

At a meeting held August 15 - 16, 2017 the Board of Trustees of the Fund approved the following changes effective on or about October 1, 2017.
I. The Fund's strategy in the section entitled "Fund Summary" is hereby replaced with the following:

The Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Fund's investment objective by investing at least 80% of the Fund's net assets in equity securities (through investment in Underlying Funds). The Fund is a diversified equity investment that consists of Underlying Funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company, small company, and international. Additionally, we may invest up to 20% of the Fund's net assets in bond or alternative-style asset classes (through investment in Underlying Funds).

We employ both quantitative analysis and qualitative judgments in making tactical allocations among various Underlying Funds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Fund may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.
The Fund will incorporate a futures overlay strategy that will allow it to attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions. To execute this strategy, the Fund invests in long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, and currencies.

Depending on market conditions, some equity asset classes will perform better than others. The Fund's broad diversification across equity styles and the use of tactical allocation between equity styles may help to reduce the overall impact of poor performance in any one equity asset class.

Portfolio Asset Allocation

The following table provides a percentage breakdown of the Fund's asset allocations, including the Fund's neutral asset allocation and target asset allocation range.

Investment Style	Neutral Position	Range
US Large Company Style	60%	50-70%
US Small Company Style	10%	0-20%
International Equity Style	30%	20-40%
Alternative/Fixed Income Exposure	0%	0%-20%
Total Fund Assets	100%
August 17, 2017	4331087/P4331SP